SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report :  October 16, 2000

(Date of earliest event reported)

Commission File No.:   333-77215-01

Morgan Stanley Dean Witter Capital I, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2000-LIFE1
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

36-4365193
36-4365195
36-4365196
36-4365198
(I.R.S. Employer Identification No.)

c/o Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)

(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On October 16, 2000 a distribution was made to holders of Morgan Stanley Dean Witter Capital I, Inc. Commercial Mortgage Pass-Through Certificates, Series 2000-LIFE1


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number
                              Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
               Pass-Through Certificates, Series 2000-LIFE1, relating to the
               October 16, 2000 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    Morgan Stanley Dean Witter Capital I, Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2000-LIFE1


              By:   Wells Fargo Bank Minnesota, N.A., as Paying Agent
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: October 16, 2000


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of
               Commercial Mortgage Pass-Through Certificates Series
               2000-LIFE1, relating to the October 16, 2000 distribution.